Exhibit 99.1

         INVESTOR PRESENTATION  FISCAL FOURTH QUARTER 2019

   Forward-Looking Statements  *  © 2019 |  This presentation and other written or oral statements made from time to time by representatives of Broadridge Financial Solutions, Inc. ("Broadridge" or the "Company") may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are nothistorical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements. In particular, information appearing in the “Fiscal Year 2019 Guidance” section are forward-looking statements.These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2018 (the “2018 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2018 Annual Report.These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; a material security breach or cybersecurity attack affecting the information of Broadridge's clients; changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; declines in participation and activity in the securities markets; the failure of Broadridge's key service providers to provide the anticipated levels of service; a disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; overall market and economic conditions and their impact on the securities markets; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.Use of Material Contained HereinThe information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation.ASC 606 Revenue Accounting ChangeEffective July 1, 2018, Broadridge adopted Accounting Standards Update No. 2014-09 “Revenue from Contracts with Customers” and its related amendments (the “ASC 606 revenue accounting change”) using the modified retrospective transition approach. Under this transition approach, results for reporting periods beginning after July 1, 2018 reflect the ASC 606 revenue accounting change while prior period amounts have not been adjusted and continue to be reported in accordance with historical accounting guidelines. Where noted however, discussions of certain revenue metrics are presented assuming that the ASC 606 revenue accounting change had been applied to fiscal year 2018 revenues. Please refer to the pages 25 and 26 for a full presentation of reported fiscal year 2018 revenues giving effect to the ASC 606 revenue accounting change and page 33 for a reconciliation of reported fiscal year 2018 GAAP Total revenues to non-GAAP ASC 606 Total revenues.

   Use of Non-GAAP Financial Measures  *  © 2019 |  Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial MeasuresThe Company’s results in this presentation are presented in accordance with U.S. generally accepted accounting principles ("GAAP") except where otherwise noted. In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP measures are Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share, and Free cash flow. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results.The Company believes our Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management believes that Non-GAAP measures provide consistency in its financial reporting and facilitates investors’ understanding of the Company’s operating results and trends by providing an additional basis for comparison. Management uses these Non-GAAP financial measures to, among other things, evaluate our ongoing operations, for internal planning and forecasting purposes and in the calculation of performance-based compensation. In addition, and as a consequence of the importance of these Non-GAAP financial measures in managing our business, the Company’s Compensation Committee of the Board of Directors incorporates Non-GAAP financial measures in the evaluation process for determining management compensation.Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings and Adjusted Earnings Per Share These Non-GAAP measures reflect Operating income, Operating income margin, Net earnings, and Diluted earnings per share, as adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items that management believes are not indicative of our ongoing operatingperformance. These adjusted measures exclude the impact of: (i) Amortization of Acquired Intangibles and Purchased Intellectual Property, (ii) Acquisition and Integration Costs, (iii) U.S. Tax Cuts and Jobs Act (the "Tax Act") items, and (iv) the Gain on Sale of Securities. Amortization of Acquired Intangibles and Purchased Intellectual Property represents non-cash amortization expenses associated with the Company's acquisition activities. Acquisition and Integration Costs represent certain transaction and integration costs associated with the Company’s acquisition activities. Tax Act items represent the net impact of a U.S. federal transition tax on earnings of certain foreign subsidiaries, foreign jurisdiction withholding taxes and certain benefits related to the remeasurement of the Company’s net U.S. federal and state deferred tax liabilities attributable to the Tax Act. The Gain on Sale of Securities represents a non-operating gain on the sale of securities associated with the Company's retirement plan obligations.We exclude Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, Tax Act items, and the Gain on Sale of Securities from our earnings measures because excluding such information provides us with an understanding of the results from the primary operations of our business and these items do not reflect ordinary operations or earnings. Management believes these adjusted measures may be useful to an investor in evaluating the underlying operating performance of our business.Free Cash FlowIn addition to the Non-GAAP financial measures discussed above, we provide Free cash flow information because we consider Free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions, other investments, as well as debt servicing. Free cash flow is a Non-GAAP financial measure and is defined by the Company as Net cash flows provided by operating activities less Capital expenditures as well as Software purchases and capitalized internal use software.Reconciliations of such Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation.

The Broadridge Story

Strong market position across governance and capital markets and wealth management

Platform-based business model creates unique value for our clients

Significant growth opportunity supported by long-term trends of mutualization, digitization, and data & analytics

Strong business model and long-term focus should sustain continued growth investment and shareholder returns

$2.6B

FY18 Recurring Fee Revenue

5-7%

Organic 3-Year Recurring Revenue Growth Objective

9-13%

FY 2019 Adj. EPS Growth Guidance

~45%

Target Dividend Payout Ratio[1]

24%

Annualized 3 Yr. TSR (CY2016-2018)

#1

Most Admired Financial Data Services Company by FORTUNE® magazine

[1] Dividend payout ratio is a percentage of prior year Adjusted Net Earnings and is subject to Board Approval

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The industry's leading choice

GOVERNANCE	CAPITAL MARKETS	WEALTH MANAGEMENT

GOVERNANCE

- Process 80% of outstanding shares in the United States, 50%+ for rest of world
- Distribute 90%+ of broker regulatory communications to 140M individual accounts
- Serve most brokers, funds, and public companies in North America
- Reach 80% of North American households

GROWING FRANCHISE[1]

CAPITAL MARKETS

- Clear and settle over $5T per day
- Serve 18 of 23 US primary dealers for fixed income
- Process Equities for 7 of the top 10 global investment banks
- Support clearance and settlement in over 80 countries

GROWING FRANCHISE[1]

WEALTH MANAGEMENT

- Support 50M+ accounts through our technology platform
- 25%+ of US Financial Advisors utilize Broadridge's front office solutions
- Provide data aggregation service for 228K+ agents and advisors
- Maintain 100K retirement plans through Broadridge's mutual fund settlements platform

FRANCHISE[1] OPPORTUNITY

1 At Broadridge we define Franchise as a business that having a truly differentiated value proposition and, more importantly, as one that creates network value

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   Broadridge platform-based business model creates unique value  Networkvalue  Deep financial servicesknowledge  Multi-client managed services approach    Domain expertiseTrusted  *  © 2019 |  Unique CapabilityData & Analytics  Scale leadershipSignificant IP

   Broadridge’s directly addressable market is $25-40B  $9-13B  *  © 2019 |  $6-12B  $10-15B  GOVERNANCE & COMMUNICATIONS  WEALTH MANAGEMENT  CAPITAL MARKETS  100% = $25-40B  DATA & ANALYTICS  DIGITIZATION  MUTUALIZATION  Large Growth Opportunity Key Market Trends

   Growth Opportunity: Extend Governance    140M+RETAIL SHAREHOLDER ACCOUNTS  150,000+  27,000+MUTUAL FUNDS AND ETFs    1,100+BANKS and BROKER-DEALERS  5,000+  CORPORATE ISSUERS INSTITUTIONAL SHAREHOLDERS  EXTEND GOVERNANCEFee Revenue = $1.7B  BUILD WEALTH MANAGEMENT  DRIVE CAPITAL MARKETS  Driving Next-gen Regulatory Communications  *  © 2019 |  Extend services to corporate Issuers  Growing suite of data & analytics and digital solutions  Building Omni- channel communications   Note: Governance Fee revenues as of Broadridge’s December 2017 Investor Day and are primarily derived from Investor Communication Solutions (“ICS”) Segment

Growth Opportunity: Drive Capital Markets

Strong market position

- Process for 18 of the 23 US Fixed Income primary dealers
- Process Equities for 7 of the top 10 global investment banks
- Clear and settle in over 80 markets globally

Unique managed services model

- Support 30 clients for both technology and operations including 7 of 23 US Fixed Income primary dealers

Emerging capabilities

- Securities Financing & Collateral Management
- Corporate Actions
- Regulatory Reporting

Global market momentum

J.P.Morgan

SOCIETE GENERALE

BARCLAYS

NOMURA

EXTEND GOVERNANCE	DRIVE CAPITAL MARKETS Fee Revenue = $0.5B	BUILD WEALTH MANAGEMENT
Extend global post-trade technology platform	**Add additional capabilities and new technologies**	**Build network value**

Note: Capital Markets Fee revenues as of Broadridge's December 2017 Investor Day and are primarily derived from Global Technology and Operations ("GTO") Segment

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Growth Opportunity: Build Wealth Management

- Educational content
- Enriched, digital communications
- Trading and account servicing

- Wealth management tools
- Targeted marketing
- Wealth mobile portal

- Clearance & settlement
- Client and regulatory reporting
- Business process automation & workflows



Grow Advisor Business
Enhance Client Experience
Drive Enterprise Productivity
Advisors
Investors
ICS
GTO

EXTEND GOVERNANCE	DRIVE CAPITAL MARKETS	BUILD WEALTH Fee Revenue $0.4B

Drive winning targeted solutions	**Front-to-back global institutional platform of the future**	**Next-generation digital and data processing capabilities**	**Drive best-of-suite solutions for investment managers**

Note: Wealth Management Fee revenues as of Broadridge's December 2017 Investor Day and are derived across ICS and GTO Segments

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UBS Joining Broadridge Wealth Platform

- **Signing UBS as anchor client represents a major milestone in creating a Wealth Management franchise**
  - Broadridge Wealth Platform will provide next-gen mission critical infrastructure to wealth managers
  - Broadridge's platform will bring together capabilities across the front-, middle-, and back-office into a single platform
  - Open platform will enable connectivity to UBS and third party applications
- **Selection of Broadridge is a powerful endorsement of Broadridge's ability to deliver enterprise-scale solutions**
- **Important step in building a long-term growth engine for Broadridge**

"Broadridge is the right partner and the only Fintech leader with the proven technology, scale and experience to deliver such a transformational solution"

- Tom Naratil, Co-President, UBS Global Wealth Management

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   Record Sales Building Revenue Backlog  FY2014 - FY2019 YTD Closed Sales  Recurring Revenue Backlog as of FY20182,3  FY19 Closed sales Guidance Range as of May 7th, 2019 Earnings CallRecurring Revenue Backlog as of August 7th, 2018 Earnings Call and are Broadridge estimates and subject to revision.Recurring Revenue Backlog represents an estimate of first year revenues from Closed sales that have not yet been recognized and are expected to be recognized. Not Yet Live represents the subset of the Backlog where none of the first year revenues from Closed sales have been recognized but are expected to be recognized. Live represents the subset of the Backlog where a portion of the first year revenues from Closed sales have been recognized in previous periods.  $ in millions  $215  $80  2018Not Yet Live Live  Total~$295    $127  $146  $151  $215$188  $161  $50  $100  $150  $200  $250  Series1    Series3  FY14-18 CAGR  = 14%  FY14 FY15Closed Sales  $200  $240  FY16 FY17 FY18 9M FY19FY19 Closed Sales Guidance Range1,2  *  © 2019 |

Broadridge business model is strong

Sustainable Growth	• Large, recurring revenue base with good visibility aided by $295 million revenue backlog • Organic strength driven by large addressable market
Steady Margin Expansion	• Continued scale and operational leverage • Focus on operational efficiencies
Strong Free Cash Flow	• 100+% free cash flow conversion • Largely predictable model
Balanced Capital Allocation	• Target ~45% dividend payout ratio[1] • Balance of targeted M&A and share repurchase

[1] Dividend payout ratio is a percentage of prior year Adjusted Net Earnings and is subject to Board Approval

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Executing Against Investor Day Themes

Extend Governance

- Driving next-gen regulatory communications
  - ✓ Strengthening digital products to enhance regulatory and other communications
  - ✓ 30e-3 and Enhanced Content opportunities
  - ✓ Blockchain proxy capability for North American market
- Growing data & analytics suite
- Broadening corporate issuer solution set
- Building omni-channel communications

Drive Capital Markets

- Extending global post trade technology platform
  - ✓ Continued progress onboarding major clients
  - ✓ New client wins further extend international reach
- Developing new products to drive network value in fixed income market
- Successfully tested blockchain proof of concept for repo market

Build Wealth Management

- UBS win represents a major milestone in creating a Wealth Management franchise
- Continued strong interest from key clients in integrated Wealth platform
- Continuing to drive penetration of existing products
  - ✓ New back office platform wins driving growth in U.S. and Canada

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     Organic Recurring Fee Revenue Growth  5-7%  Recurring Fee Revenue Growth  7-9%  Adjusted Op Income Margin Expansion  ~50bps/yr  Adjusted EPS Growth  14-18%  Winning formula for top quartile TSR  FY17 - FY20 three year growth objectives  *  © 2019 |  Note: FY17 - FY20 three year Adjusted EPS growth objective updated February 8th, 2018 for change in U.S. Tax Law. Compound annual growth rates (CAGRs), except margin. Three Year objectives as of February 8th, 2018 Earnings Call.

Regulatory Update

Mutual funds	**June 2018** **SEC Approves 30e-3 "Notice-and-access"**	• Allows mutual funds to opt-in their shareholders to receive "notice-and-access" beginning in 2021 • Working with 130+ fund families • Financial impact: higher recurring fee revenues, lower distribution revenues, modestly net positive impact on gross profit
Mutual funds	**October 2018** **Comments on mutual fund interim fees**	• Potential review of approximately $150 million of BR fee revenue • BR comment letter laid out strong track record of value ($400M+ annually) delivered. Additional future savings identified. • Comments only – no timeframe for decision on fee review, if any • Fee reviews generally have been lengthy processes
Mutual funds	**October 2018** **Comments on modernization of mutual fund communications**	• SEC asked for comments on how to modernize and improve the design, delivery and content of fund management • Opportunity for BR to showcase capabilities to enhance shareholder engagement while lowering costs through digital and technology capabilities
Equity proxy	**November 2018** **Proxy Roundtable**	• SEC gathered various constituents to talk about all aspects of the proxy voting process • Significant interest in examining voter confirmation capabilities • Joint letter submitted to SEC to make end-to-end vote confirmation a reality

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       Deliver on FY2019 guidance and FY2020 growth objectives  DELIVER RESULTS  Build on current capabilities like culture, product and technology  BUILD ON CAPABILITIES  Execute against Investor Day growth plans across Governance, Capital Markets and Wealth Management  EXECUTE AGAINST STRATEGY  Broadridge focused on capturing opportunity  *  © 2019 |

   Fiscal Year 2018 and Third Quarter 2019 Financial Summary as of May 7th 2019 Earnings Call:  *  © 2019 |

Business Update

- **Solid financial results**
  - Investor Communication Solutions ("ICS") Recurring fee revenues up 6% excluding the impact of the accounting change - including 14% growth, excluding Customer Communications
  - Global Technology and Operations ("GTO") revenues flat compared to very strong 3Q 2018. Return to mid-single digit growth expected in 4Q
  - Closed sales of $37 million in third quarter and record $161 million YTD
- **Continued progress on key growth initiatives**
  - Roll out of new voting app highlights Broadridge's commitment to driving the next generation of regulatory communications
  - Engaging with industry players to improve proxy voting process
  - Driving 30e-3 implementation for fund industry
  - Strong progress on bringing new clients onto Broadridge's industry platforms and healthy backlog underlies long-term growth outlook
- **Tuck-in M&A investments expected to broaden wealth management offering and add scale to mutual fund product suite**

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   Third Quarter 2019 Revenue Growth Drivers  Third Quarter 2019 Total revenues grew 1% to $1.2 billion  Third Quarter 2019 Recurring fee revenues grew 4% to $767 millionOrganic Growth: 3%    $1,208M  $1,225M  0 pt.  (0) pt.  (1) pt.  +3 pts.  +1%    $736M  +4%$767M  +6 pts.  *  © 2019 |  +1 pt.  (0) pt.  (2) pts.  Notes:(1) Please refer to pages 25 and 26 for a full presentation of reported FY18 revenues giving effect to the ASC 606 revenue accounting change and GAAP to Non-GAAP reconciliation on page 33. (2) Amounts may not sum due to rounding.

   Fiscal Year 2018 Revenue Growth Drivers  Fiscal Year 2018 Total revenues grew 5% to $4.3 billion    $4,330M  +4%  +2%  -1%  0%    $ 4,143M  $2,451M  $2,610M  +6%  -3%  +2%  +1%  +6%  +5%  Note: Amounts may not sum due to rounding  Fiscal Year 2018 Recurring fee revenues grew 6% to $2.6 billionOrganic Growth: 5%  *  © 2019 |

 Third Quarter 2019 GAAP and Adjusted Operating Income and EPS  Dollars in millions, except per share amounts  Year-over-Year Change in Operating Income and Adjusted Operating Income  Year-over-Year Change in EPS and Adjusted EPS      +68%  *  © 2019 |  +79%  +59%+61%

 Fiscal Year 2018 GAAP and Adjusted Operating Income and Adjusted EPS  $ in millions, except per share amounts  Year-over-Year Change in Operating Income and Adjusted Operating Income  Year-over-Year Change in EPS and Adjusted EPS      +10%  *  © 2019 |  +12%  +34%+32%

   Fiscal Year 2019 Guidance - Updated  *  © 2019 |    Prior1    Current2    Recurring fee revenue growth  5 - 7%    5 - 7%  Expected to be in lower half of range  Total revenue growth  3 - 5%    ~1%    Operating income margin - GAAP  ~14.5%    ~15.0%    Adjusted Operating incomemargin - Non-GAAP  ~16.5%    ~17.0%    Diluted earnings per sharegrowth3  12 - 16%    12 - 16%    Adjusted earnings per share growth3 - Non-GAAP  9 - 13%    9 - 13%  Expected to be in middle of range  Free cash flow3 - Non-GAAP  $565 - $615M    $565 - $615M  Expected to be at low end of range  Closed sales  $185 - $225M    $200 - $240M    Prior guidance as of February 7, 2019.Current Guidance as of May 7, 2019.Current fiscal year 2019 guidance includes $20 million of excess tax benefits related to stock-based compensation, reduced from $25 million assumed in Prior fiscal year 2019 guidance and down from $41 million in fiscal year 2018.

FY2018 Total Revenues: Impact of ASC 606

Dollars in millions

	2018 Q1	2018 Q2	2018 Q3	2018 Q4	FY
Revenues As Reported					
Recurring Fee Revenues	$ 547.8	$ 562.4	$ 638.6	$ 861.5	$ 2,610.4
Event-Driven Fee Revenues	59.3	97.3	66.5	60.7	283.9
Distribution Revenues	334.2	370.4	385.4	422.9	1,512.9
FX	(16.5)	(17.4)	(18.6)	(24.8)	(77.3)
Total Revenues	**$ 924.8**	**$ 1,012.8**	**$ 1,071.9**	**$ 1,320.4**	**$ 4,329.9**
Revenue Adjustments from ASC 606 Revenue Accounting Change					
Recurring Fee Revenues	$ (3.3)	$ 3.5	$ 97.8	$ (97.5)	$ 0.4
Event-Driven Fee Revenues	43.9	(47.3)	2.1	(1.0)	(2.2)
Distribution Revenues	18.5	(21.4)	36.4	(24.0)	9.6
FX	—	—	—	—	—
Total Revenues	**$ 59.1**	**$ (65.2)**	**$ 136.3**	**$ (122.5)**	**$ 7.7**
ASC 606 Revenues					
Recurring Fee Revenues	$ 544.5	$ 565.9	$ 736.4	$ 764.0	$ 2,610.8
Event-Driven Fee Revenues	103.2	50.0	68.6	59.7	281.6
Distribution Revenues	352.8	349.0	421.8	399.0	1,522.5
FX	(16.5)	(17.4)	(18.6)	(24.8)	(77.3)
Total Revenues	**$ 983.9**	**$ 947.6**	**$ 1,208.2**	**$ 1,197.9**	**$ 4,337.6**

Note:
(1) Please refer to the GAAP to Non-GAAP reconciliation on page 33 for impact of the ASC 606 revenue accounting change on FY2018 Total revenues.
(2) Amounts may not sum due to rounding.

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 FY 2018 Segment Recurring Fee Revenues: Impact of ASC 606  Note: Amounts may not sum due to rounding  *  © 2019 |  2018                              Dollars in millions    Q1      Q2    Q3    Q4        FY    Recurring Fee Revenues As Reported                              ICS  $  332.9    $  334.4  $  403.5  $  628.0      $  1,698.9    GTO    214.9      228.0    235.2    233.5        911.6    Total Recurring Fee Revenues  $  547.8    $  562.4  $  638.6  $  861.5      $  2,610.4    % of FY Recurring Fee Revenue    21.0%    21.5%  24.5%  33.0%      100.0  %  Recurring Fee Revenue Adjustments from ASC 606 Revenue Accounting Change                              ICS  $  (1.1)  $  3.1  $  96.9  $  (97.7)    $  1.3    GTO    (2.3)    0.4    0.8    0.2        (0.9)  Total Recurring Fee Revenues  $  (3.3)  $  3.5  $  97.8  $  (97.5)    $  0.4    ASC 606 Recurring Fee Revenues                              ICS  $  331.8    $  337.5  $  500.4  $  530.4      $  1,700.1    GTO    212.6      228.4    236.0    233.7        910.7    Total Recurring Fee Revenues  $  544.5    $  565.9  $  736.4  $  764.0      $  2,610.8    % of FY Recurring Fee Revenue    20.9%    21.7%  28.2%  29.3%      100.0%

Supplemental Reporting Detail - Product Line Reporting

Dollars in millions	Q1FY18	Q2FY18	Q3FY18	Q4FY18	FY 2018	Q1FY19	Q2 FY19	Q3 FY19	YTD FY19
Investor Communication Solutions ("ICS")									
Equity proxy	$ 30.0	$ 33.6	$ 45.1	$ 298.1	$ 406.8	$ 31.0	$ 41.7	$ 152.9	$ 225.6
Mutual fund and ETF interims	49.2	46.9	67.0	58.3	221.4	57.8	60.7	82.1	200.6
Customer communications and fulfillment	181.5	187.3	210.7	180.6	760.1	174.9	182.6	201.1	558.6
Other ICS	72.2	66.5	80.7	91.1	310.6	83.8	82.1	94.4	260.3
Total ICS recurring fee revenues	**$ 332.9**	**$ 334.4**	**$ 403.5**	**$ 628.0**	**$ 1,698.9**	**$ 347.4**	**$ 367.2**	**$ 530.5**	**$ 1,245.1**
Equity and other	$ 30.8	$ 28.8	$ 39.9	$ 34.9	$ 134.4	$ 24.1	$ 19.5	$ 35.4	$ 79.0
Mutual funds	28.5	68.6	26.6	25.8	149.4	52.8	28.6	33.1	114.5
Total Event-driven fee revenues	**$ 59.3**	**$ 97.3**	**$ 66.5**	**$ 60.7**	**$ 283.9**	**$ 76.9**	**$ 48.1**	**$ 68.4**	**$ 193.5**
Distribution	334.2	370.4	385.4	422.9	1,512.9	341.4	322.9	418.2	1,082.5
Total ICS revenues	**$ 726.4**	**$ 802.2**	**$ 855.3**	**$ 1,111.7**	**$ 3,495.6**	**$ 765.8**	**$ 738.1**	**$ 1,017.1**	**$ 2,521.0**
Global Technology and Operations ("GTO")									
Equities and other	$ 179.0	$ 189.4	$ 195.9	$ 193.0	$ 757.2	$ 187.7	$ 196.5	$ 195.5	$ 579.7
Fixed income	35.9	38.5	39.3	40.5	154.3	40.0	40.1	41.1	121.2
Total GTO recurring fee revenues	**$ 214.9**	**$ 228.0**	**$ 235.2**	**$ 233.5**	**$ 911.6**	**$ 227.7**	**$ 236.6**	**$ 236.6**	**$ 700.9**
Foreign currency exchange	(16.5)	(17.4)	(18.6)	(24.8)	(77.3)	(20.7)	(21.4)	(28.9)	(70.9)
Total revenues	**$ 924.8**	**$ 1,012.8**	**$ 1,071.9**	**$ 1,320.4**	**$ 4,329.9**	**$ 972.8**	**$ 953.4**	**$ 1,224.8**	**$ 3,151.0**
Revenues by Type									
Recurring fee revenues	$ 547.8	$ 562.4	$ 638.6	$ 861.5	$ 2,610.4	$ 575.2	$ 603.8	$ 767.0	$ 1,946.0
Event-driven fee revenues	59.3	97.3	66.5	60.7	283.9	76.9	48.1	68.4	193.5
Distribution revenues	334.2	370.4	385.4	422.9	1,512.9	341.4	322.9	418.2	1,082.5
Foreign currency exchange	(16.5)	(17.4)	(18.6)	(24.8)	(77.3)	(20.7)	(21.4)	(28.9)	(70.9)
Total revenues	**$ 924.8**	**$ 1,012.8**	**$ 1,071.9**	**$ 1,320.4**	**$ 4,329.9**	**$ 972.8**	**$ 953.4**	**$ 1,224.8**	**$ 3,151.0**

Note: Amounts may not sum due to rounding

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 Appendix  *  © 2019 |

     Tax Act and Excess Tax Benefit ("ETB") Impact    3Q      9M    Fiscal Year                        Dollars in millions  2018  2019    2018  2019    2018  2019Outlook  Earnings before income taxes  $125.2  $223.6    $303.0  $377.2    $561.0    Provision for income taxes (excluding ETB and non-recurring gains and charges)  $31.8  $52.8    $84.4  $87.6    $158.6    Net Tax Charges  —  —    16.1  —    15.4  —  ETB  (15.6)  (1.3)    (18.6)  (9.2)    (40.9)  ~(20)  Provision for income taxes (GAAP)  $16.2  $51.4    $81.9  $78.4    $133.1    Tax Rates                  Tax Rate (excluding ETB and non-recurring gains and charges)  25.4%  23.6%    27.9%  23.2%    28.3%  ~24%  Tax Rate (GAAP)  12.9%  23.0%    27.0%  20.8%    23.7%  ~20%  EPS Growth (a)                  Diluted EPS  43%  61%    60%  36%    32%    Adjusted EPS  45%  59%    63%  26%    34%    Adjusted EPS (excluding ETB)  28%  80%    52%  32%    23%    *  © 2019 |  (a) Please refer to page 32 for the GAAP to Non-GAAP reconciliation. Note: Amounts may not sum due to rounding

 GAAP Reconciliations  *  © 2019 |

Reconciliation of GAAP to Non-GAAP Measures

(Unaudited)

Dollars in millions	Three Months Ended March 31, 2019	Three Months Ended March 31, 2018	Nine Months Ended March 31, 2019	Nine Months Ended March 31, 2018
Operating income (GAAP)	$ 233.6	$ 130.8	$ 411.9	$ 331.9
Adjustments:				
Amortization of Acquired Intangibles and Purchased Intellectual Property	21.2	20.2	64.3	59.4
Acquisition and Integration Costs	0.9	1.3	3.1	6.0
Adjusted Operating income (Non-GAAP)	$ 255.7	$ 152.3	$ 479.4	$ 397.2
Operating income margin (GAAP)	19.1%	12.2%	13.1%	11.0%
Adjusted Operating income margin (Non-GAAP)	20.9%	14.2%	15.2%	13.2%

	Three Months Ended March 31, 2019	Three Months Ended March 31, 2018	Nine Months Ended March 31, 2019	Nine Months Ended March 31, 2018
Net earnings (GAAP)	$ 172.2	$ 109.1	$ 298.8	$ 221.1
Adjustments:				
Amortization of Acquired Intangibles and Purchased Intellectual Property	21.2	20.2	64.3	59.4
Acquisition and Integration Costs	0.9	1.3	3.1	6.0
Gain on Sale of Securities	—	(5.5)	—	(5.5)
Taxable adjustments	22.1	16.1	67.5	59.9
Tax Act items	—	—	—	16.1
Tax impact of adjustments (a)	(5.4)	(3.7)	(15.7)	(16.7)
Adjusted Net earnings (Non-GAAP)	$ 188.9	$ 121.4	$ 350.6	$ 280.4

(a) Calculated using the GAAP effective tax rate, adjusted to exclude $1.3 million and $9.2 million of excess tax benefits associated with stock-based compensation for the three and nine months ended March 31, 2019, and $15.6 million and $18.6 million of excess tax benefits associated with stock-based compensation, for the three and nine months ended March 31, 2018, as well as the net $16.1 million charges associated with the Tax Act for the nine months ended March 31, 2018. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis.

Note: Amounts may not sum due to rounding

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     ))  *  © 2019 |  Dollars in millions, except per share amounts  Three Months Ended March 31,        Nine Months Ended March 31,            2019      2018  2019      2018    Diluted earnings per share (GAAP)  $  1.45  $  0.90  $  2.51  $  1.84    Adjustments:                    Amortization of Acquired Intangibles and Purchased Intellectual Property    0.18    0.17    0.54    0.49    Acquisition and Integration Costs    0.01    0.01    0.03    0.05    Gain on Sale of Securities    —    (0.05)  —    (0.05    Taxable adjustments    0.19    0.13    0.57    0.50    Tax Act items    —    —    —    0.13    Tax impact of adjustments (a)  (0.05)  (0.03)  (0.13)  (0.14    Adjusted earnings per share (Non-GAAP)  $  1.59  $  1.00  $  2.94  $  2.33    )  Nine Months Ended March 31,              2019      2018    Net cash flows provided by operating activities (GAAP)  $  217.9  $  274.8    Capital expenditures and Software purchases and capitalized internal use software    (46.3)  (70.6    Free cash flow (Non-GAAP)  $  171.6  $  204.2    (a) Calculated using the GAAP effective tax rate, adjusted to exclude $1.3 million and $9.2 million of excess tax benefits associated with stock-based compensation for the three and nine months ended March 31, 2019, and $15.6 million and $18.6 million of excess tax benefits associated with stock-based compensation, for the three and nine months ended March 31, 2018, as well as the net $16.1 million charges associated with the Tax Act for the nine months ended March 31, 2018. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis.Note: Amounts may not sum due to rounding  Reconciliation of GAAP to Non-GAAP Measures(Unaudited)

     Reconciliation of GAAP to Non-GAAP Measures(Unaudited)  *  © 2019 |  Three Months Ended                  Nine Months Ended    Fiscal Year    Dollars in millions  Sept. 30, 2017    Dec. 31, 2017    March 31, 2018    June 30 , 2018    March 31, 2018      2018  Total Revenues  $  924.8  $  1,012.8  $  1,071.9  $  1,320.4  $  3,009.5  $  4,329.9  ASC 606 Accounting Impact (a)   59.1      (65.2)   136.3    (122.5)   130.2    7.7     ASC 606 Total Revenues (a)  $   983.9   $   947.6   $   1,208.2   $   1,197.9   $   3,139.7   $   4,337.6   (a) Reflects the impact of the ASC 606 revenue accounting change on fiscal year 2018 reported Total revenues.Note: Amounts may not sum due to rounding

Reconciliation of GAAP to Non-GAAP Measures - Third Quarter and FY19 Guidance

(Unaudited)

Dollars in millions, except per share amounts

FY19 Adjusted Earnings Per Share Growth Rate (1)	
Diluted earnings per share (GAAP)	12% - 16%
Adjusted earnings per share (Non-GAAP)	9% - 13%
FY19 Adjusted Operating Income Margin (2)	
Operating income margin % (GAAP)	~15.0%
Adjusted Operating income margin % (Non-GAAP)	~17.0%
Free Cash Flow	
Net cash flows provided by operating activities (GAAP)	$660 - $730 million
Capital expenditures and Software purchases and capitalized internal use software	(95) - (115) million
Free cash flow (Non-GAAP)	$565 - $615 million

(1) Adjusted earnings per share growth (Non-GAAP) is adjusted to exclude the projected impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs, and is calculated using diluted shares outstanding. Fiscal year 2019 Non-GAAP Adjusted earnings per share guidance estimates exclude Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs, net of taxes, of approximately $0.60 per share.

(2) Adjusted Operating income margin (Non-GAAP) is adjusted to exclude the projected impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs. Fiscal year 2019 Non-GAAP Adjusted Operating income margin guidance estimates exclude Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs of approximately $94 million.

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Broadridge Investor Relations  *  © 2019 |  W. Edings ThibaultInvestor RelationsTel: 516-472-5129Email: edings.thibault@broadridge.com